Exhibit 99.7

MACH NATURAL RESOURCES LP

Unaudited Pro Forma Condensed Combined Financial Statements

Introduction

Mach Natural Resources LP (the “Company”) is a limited partnership focused on the acquisition, development and production of oil, natural gas and natural gas liquid (“NGL”) reserves in the Anadarko Basin region of Western Oklahoma, Southern Kansas and the panhandle of Texas; the San Juan Basin region of New Mexico and Colorado; and the Permian Basin region of West Texas.

On July 9, 2025, the Company entered into a membership interest purchase agreement (the “IKAV Purchase Agreement”) with VEPU Inc. and Simlog Inc. (collectively, the “IKAV Sellers”), pursuant to which the Company would acquire one hundred percent (100%) of the IKAV Sellers’ membership interests in certain rights, titles and interests in oil and gas properties, rights and related assets located in certain designated lands in the San Juan Basin of New Mexico and Colorado. Specifically, the Company acquired 100% of the membership interests of SIMCOE LLC (“SIMCOE”) and Simlog LLC from VEPU Inc. and Simlog Inc, respectively. Simlog LLC owns 100% of the issued and outstanding equity interests of SJ INVESTMENT OPPS LLC (“SJ” and together with SIMCOE, the “IKAV Companies”), which represents substantially all of Simlog LLC. On September 16, 2025, the Company entered into that certain First Amendment to the IKAV Purchase Agreement (the “IKAV Purchase Agreement Amendment” and together with the IKAV Purchase Agreement, the “IKAV MIPA”).

On September 16, 2025, the Company acquired the IKAV Companies, pursuant to the IKAV MIPA, for consideration of approximately $758.9 million comprising (i) $349.0 million in cash and (ii) 30.6 million common units of the Company (the “IKAV Unit Consideration”), subject to certain customary post-close adjustments (such transaction, the “IKAV Acquisition”). The IKAV Unit Consideration has a value of approximately $409.9 million.

On July 9, 2025, the Company entered into a Purchase and Sale Agreement (the “Sabinal PSA”) with Sabinal Energy Operating, LLC, Sabinal Resources, LLC and Sabinal CBP, LLC (collectively, the “Sabinal Sellers”), pursuant to which the Company would acquire certain oil and gas assets located in certain designated lands in the Permian Basin (the “Sabinal Assets”).

On September 16, 2025, the Company acquired the Sabinal Assets, pursuant to the Sabinal PSA, for consideration of approximately $464.2 million comprising (i) $207.3 million in cash and (ii) 19.2 million common units (the “Sabinal Unit Consideration”), subject to certain customary post-close adjustments (such transaction, the “Sabinal Acquisition” and together with the IKAV Acquisition, the “Transactions”). The Sabinal Unit Consideration has a value of approximately $256.9 million.

The unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, using assumptions set forth in the notes to the unaudited pro forma financial statements. The following unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) reflect the historical results of the Company, SIMCOE, SJ, and Sabinal Energy Operating, LLC and subsidiaries (“Sabinal”) on a pro forma basis to give effect to the Transactions, which are described in further detail below, as if they had occurred on June 30, 2025 for the unaudited condensed combined pro forma balance sheet (the “pro forma balance sheet”) and on January 1, 2024 for the unaudited condensed combined pro forma statements of operations (the “pro forma statements of operations”):

1.	The consummation of the IKAV Acquisition pursuant to the terms of the IKAV MIPA.

2.	The consummation of the Sabinal Acquisition pursuant to the terms of the Sabinal PSA.

3.	The entrance into the First Amendment to the Company’s credit agreement as further described in “Note 1 – Basis of Pro Forma Presentation” included elsewhere in these pro forma financial statements.

The pro forma adjustments are based on currently available information which is considered preliminary and is based on certain estimates and assumptions. Therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions as contemplated and the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial statements. The Company has not included any adjustments depicting synergies or dis-synergies of the IKAV Acquisition or the Sabinal Acquisition.

The pro forma financial statements and related notes are presented for illustrative purposes only. If the IKAV Acquisition and the Sabinal Acquisition had occurred in the past, the Company’s operating results might have been materially different from those presented in the pro forma financial statements. The pro forma financial statements should not be relied upon as an indication of operating results that the Company would have achieved if the IKAV Acquisition and the Sabinal Acquisition had taken place on the dates specified in the pro forma financial statements. In addition, future results may vary significantly from the results reflected in the pro forma financial statements of operations and should not be relied upon as an indication of the future results the Company.

MACH NATURAL RESOURCES LP

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2025

(in thousands)

	Mach Natural Resources LP (Historical)	IKAV Companies As Adjusted (See Note 4)	Sabinal Assets As Adjusted (See Note 5)	Transaction Accounting Adjustments (Pro Forma)		Mach Natural Resources LP Combined (Pro Forma)
ASSETS
Current assets:
Cash and cash equivalents	$13,777	$59,283	$—	$(59,283)	(f)	$13,777
Accounts receivable – joint interest and other, net	37,836	15,092	—	—		52,928
Accounts receivable – oil, gas, and NGL sales	109,038	40,502	—	—		149,540
Short-term derivative assets	16,537	1,067	—	—		17,604
Inventories	25,842	24,171	5,589	—		55,602
Other current assets	6,148	16,760	—	—		22,908
Total current assets	209,178	156,875	5,589	(59,283)		312,359
Oil and natural gas properties, using the full cost method:
Proved oil and natural gas properties	2,621,011	916,820	1,042,684	(707,932)	(a)	3,872,583
Less: accumulated depreciation, depletion and amortization	(641,942)	(354,499)	(353,853)	708,352	(a)	(641,942)
Oil and natural gas properties, net	1,979,069	562,321	688,831	420		3,230,641
Other property, plant and equipment	125,461	14,367	—	106,116	(b)	245,944
Less: accumulated depreciation	(28,694)	(4,389)	—	4,389	(b)	(28,694)
Other property, plant and equipment, net	96,767	9,978	—	110,505		217,250
Long-term derivative assets	3,241	—	—	—		3,241
Intangible assets, net	—	7,949	—	—		7,949
Other assets	30,363	2,377	—	9,600		42,340
Operating lease assets	15,547	2,172	—	—		17,719
Total assets	$2,334,165	$741,672	$694,420	$61,242		$3,831,499
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Accounts payable	$48,508	$33,312	$—	$—		$81,820
Accounts payable – related party	1,828	—	—	—		1,828
Accrued liabilities	64,094	39,972	2,876	23,200	(g)	130,142
Revenue payable	141,204	17,379	1,336	—		159,919
Short-term derivative liabilities	5,439	2,711	—	—		8,150
Current portion of long-term debt	—	49,273	—	(49,273)	(c)	—
Other current liabilities	—	1,815	—	—		1,815
Current portion of operating lease liabilities	5,268	319	—	—		5,587
Total current liabilities	266,341	144,781	4,212	(26,073)		389,261
Long-term debt	565,000	169,134	—	387,155	(c)	1,121,289
Asset retirement obligations	110,189	101,117	—	33,031	(a)	244,337
Gas off-take liability	—	88,385	—	(88,385)	(d)	—
Long-term derivative liabilities	4,524	9,369	—	—		13,893
Long-term portion of operating leases	10,320	1,881	—	—		12,201
Other long-term liabilities	2,096	16,421	—	—		18,517
Total long-term liabilities	692,129	386,307	—	331,801		1,410,237
Members’ capital:
Members’ capital	—	210,584	690,208	(900,792)	(e)	—
Partners’ capital:
Partners’ capital	1,375,695	—	—	656,306	(a-f)	2,032,001
Total liabilities and partners’ capital	$2,334,165	$741,672	$694,420	$61,242		$3,831,499

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MACH NATURAL RESOURCES LP

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2025

(in thousands, except per unit data)

	Mach Natural Resources LP (Historical)	IKAV Companies As Adjusted (See Note 4)	Sabinal Assets As Adjusted (See Note 5)	Transaction Accounting Adjustments (Pro Forma)		Mach Natural Resources LP Combined (Pro Forma)
Revenue
Oil, natural gas, and NGL sales	$472,138	$136,506	$123,273	$—		$731,917
(Loss) gain on oil and natural gas derivatives	14,886	(6,865)	—	—		8,021
Midstream revenue	12,387	7,196	—	—		19,583
Product sales	15,874	—	—	—		15,874
Gas off-take agreement amortization	—	10,466	—	(10,466)	(a)	—
Other revenues	—	202	—	—		202
Total revenues	515,285	147,505	123,273	(10,466)		775,597

Operating expenses
Gathering and processing	59,945	25,883	—	—		85,828
Lease operating expense	98,318	51,489	43,568	—		193,375
Production taxes	23,270	11,763	11,227	—		46,260
Midstream operating expense	6,170	—	—	—		6,170
Cost of product sales	14,261	—	—	—		14,261
Depreciation, depletion, amortization and accretion – oil and natural gas	125,525	45,805	—	51,278	(b)	222,608
Depreciation and amortization – other	5,158	1,712	—	1,300	(c)	8,170
General and administrative	15,969	15,367	—	—		31,336
General and administrative – related party	3,700	—	—	—		3,700
Total operating expenses	352,316	152,019	54,795	52,578		611,708
Income (loss) from operations	162,969	(4,514)	68,478	(63,044)		163,889

Other (expense) income
Interest expense	(30,034)	(8,526)	—	(16,040)	(d)	(54,600)
Loss on debt extinguishment	(18,540)	—	—	—		(18,540)
Other income (expense), net	(8,848)	27	—	—		(8,821)
Total other expense	(57,422)	(8,499)	—	(16,040)		(81,961)
Net income (loss)	$105,547	$(13,013)	$68,478	$(79,084)		$81,928
Net income per common unit:
Basic	$0.92			$(0.42)	(f)	$0.50
Diluted	$0.92			$(0.42)	(f)	$0.50
Weighted average common units outstanding:
Basic	115,248			49,799	(e)	165,047
Diluted	115,313			49,799	(e)	165,112

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MACH NATURAL RESOURCES LP

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2024

(in thousands, except per unit data)

	Mach Natural Resources LP (Historical)	IKAV Companies As Adjusted (See Note 4)	Sabinal Assets As Adjusted (See Note 5)	Transaction Accounting Adjustments (Pro Forma)		Mach Natural Resources LP Combined (Pro Forma)
Revenue
Oil, natural gas, and NGL sales	$936,785	$271,142	$295,997	$—		$1,503,924
(Loss) gain on oil and natural gas derivatives	(18,854)	3,427	—	—		(15,427)
Midstream revenue	24,341	17,287	—	—		41,628
Product sales	27,356	—	—	—		27,356
Gas off-take agreement amortization	—	23,265	—	(23,265)	(a)	—
Other revenues	—	2,805	—	—		2,805
Total revenues	969,628	317,926	295,997	(23,265)		1,560,286

Operating expenses
Gathering and processing	106,152	65,771	—	—		171,923
Lease operating expense	180,513	101,754	100,618	—		382,885
Production taxes	45,674	25,459	23,005	—		94,138
Midstream operating expense	10,466	—	—	—		10,466
Cost of product sales	24,026	—	—	—		24,026
Depreciation, depletion, amortization and accretion – oil and natural gas	261,949	102,274	—	57,197	(b)	421,420
Depreciation and amortization – other	9,018	3,827	—	2,197	(c)	15,042
General and administrative	33,438	26,713	—	10,500	(g)	70,651
General and administrative – related party	7,400	—	—	—		7,400
Total operating expenses	678,636	325,798	123,623	69,894		1,197,951
Income (loss) from operations	290,992	(7,872)	172,374	(93,159)		362,335

Other (expense) income
Interest expense	(104,596)	(17,747)	—	(29,466)	(d)	(151,809)
Other income (expense), net	(1,217)	53	—	—		(1,164)
Total other expense	(105,813)	(17,694)	—	(29,466)		(152,973)
Net income (loss)	$185,179	$(25,566)	$172,374	$(122,625)		$209,362
Net income per common unit:
Basic	$1.90			$(0.48)	(f)	$1.42
Diluted	$1.90			$(0.48)	(f)	$1.42
Weighted average common units outstanding:
Basic	97,591			49,799	(e)	147,390
Diluted	97,701			49,799	(e)	147,500

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

MACH NATURAL RESOURCES LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 – Basis of Pro Forma Presentation

The historical financial information included herein is derived from the financial statements of the Company, the IKAV Companies and Sabinal. For purposes of the pro forma balance sheet, it is assumed that each of the Transactions took place on June 30, 2025. For purposes of the pro forma statements of operations, it is assumed that each of the Transactions took place on January 1, 2024.

The pro forma financial statements reflect i) the consummation of the IKAV Acquisition pursuant to the terms of the IKAV MIPA, ii) the consummation of the Sabinal Acquisition pursuant to the terms of the Sabinal PSA and iii) the entrance in the First Amendment to the Company’s credit agreement.

In conjunction with the closing of the Transactions, the First Amendment to the Company’s credit agreement provided for an increase to the borrowing base of $700.0 million and established an aggregate term loan commitment amount of $450.0 million, which was fully funded in connection with the closing of the Transactions. The Company’s term loan bears interest at a rate equal to Term SOFR plus a margin of 4.00% per annum.

The pro forma financial statements reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these statements. In management’s opinion, all adjustments known to date that are necessary to fairly present the pro forma information have been made. The pro forma financial statements do not purport to represent what the combined entity’s results of operations would have been if the Transactions had actually occurred on January 1, 2024, nor are they indicative of the Company’s future results of operations.

These pro forma financial statements should be read in conjunction with the historical financial statements for the three and six months ended June 30, 2025 and for the year ended December 31, 2024 included in the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively, as well as the historical financial statements of the IKAV Companies and Sabinal included herewith.

Note 2 – Purchase Price Allocations

The IKAV Acquisition is expected to be accounted for as a business combination, under the acquisition method, as the Company is obtaining control of a business by obtaining the legal right to use and develop the oil and natural gas properties included in the IKAV MIPA, as well as additional oil and gas related assets that can be used to enhance the value of the business. The allocation of the purchase price for the IKAV Acquisition was based upon management’s estimates of and assumptions related to the fair value of assets acquired and liabilities assumed using available information.

The table below reflects the fair value estimates of the assets acquired and liabilities assumed as of the acquisition date. Below is a reconciliation of the assets acquired and liabilities assumed (in thousands, except unit data):

IKAV Acquisition
Consideration transferred:
Common units issued	30,611,264
Closing price of common units on September 15, 2025	$13.39
Equity consideration	$409,885
Cash consideration	348,998
Total acquisition consideration	$758,882
Assets acquired:
Accounts receivable	$55,594
Other current assets	41,998
Proved oil and natural gas properties	728,685
Other property, plant, and equipment	120,483
Other long-term assets	12,498
Total assets to be acquired	959,258
Liabilities assumed:
Accounts payable and accrued liabilities	73,284
Revenue suspense	17,379
Other current liabilities	4,845
Asset retirement obligations	77,197
Other long-term liabilities	27,671
Total liabilities assumed	200,376
Net assets acquired	$758,882

The Sabinal Acquisition is expected to be accounted for as an asset acquisition as substantially all of the gross fair value of the Sabinal Assets was concentrated in proved oil and natural gas properties, which were considered to be a group of similar identifiable assets. The allocation of the purchase price for the Sabinal Acquisition was based upon management’s estimates of and assumptions related to the fair value of assets acquired and liabilities assumed using available information.

The table below reflects the fair value estimates of the assets acquired and liabilities assumed as of the acquisition date. Below is a reconciliation of the assets acquired and liabilities assumed (in thousands, except unit data):

Sabinal Acquisition
Consideration transferred:
Common units issued	19,187,580
Closing price of common units on September 15, 2025	$13.39
Equity consideration	$256,922
Cash consideration	207,291
Capitalized transaction costs	3,100
Total acquisition consideration	$467,313
Assets acquired:
Proved oil and natural gas properties	$522,887
Inventories	5,589
Total assets to be acquired	528,476
Liabilities assumed:
Accrued liabilities	2,876
Revenue suspense	1,336
Asset retirement obligations	56,951
Total liabilities assumed	61,163
Net assets acquired	$467,313

Note 3 – Pro Forma Adjustments and Assumptions

The pro forma financial statements have been prepared to illustrate the effect of the Transactions and have been prepared for informational purposes only.

The preceding pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the Transactions (“Transaction Accounting Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to disclose Management Adjustments.

The Company made the following adjustments and assumptions in preparation of the pro forma balance sheet:

a)	Adjustments reflect removal of the historical cost and accumulated depreciation, depletion, and amortization of oil and natural gas properties, offset by recording the preliminary fair value of oil and natural gas properties as a result of the Transactions. The preliminary fair value of the oil and gas properties was assessed by utilizing a fair value reserve report that used future pricing and other commonly used valuation techniques.

b)	Adjustments reflect removal of the historical cost and accumulated depreciation and amortization of other property and equipment, offset by recording the preliminary fair value of other property and equipment as a result of the IKAV Acquisition. The preliminary fair value of the other property and equipment is primarily attributed to the acquired midstream facilities and was assessed by utilizing a discounted cash flow approach.

c)	Adjustments reflect the payoff of debt associated with the IKAV Companies and Sabinal; and the subsequent draw of $556.3 million under the Company’s amended credit facility to partially fund the cash required to close the Transactions.

d)	Adjustment reflects removal of the historical cost of the gas off-take liability as it is now included within the preliminary fair value of oil and gas properties.

e)	Adjustment reflects elimination of members’ capital of the IKAV Companies and Sabinal as part of purchase accounting.

f)	Adjustment reflects the elimination of cash not acquired from the IKAV Companies in the acquisition.

g)	Adjustment reflects the accrual for transaction costs associated with amending the Company’s credit facility and the Transactions. As an offset to the $23.2 million adjustment to accrued liabilities, $9.6 million has been capitalized to other assets as this amount relates to deferred financing costs, $10.5 million is included in general and administrative expense for the year ended December 31, 2024 as this amount relates to transaction costs for the IKAV Acquisition which will be accounted for as a business combination, and $3.1 million has been capitalized to proved properties as this amount relates to transaction costs for the Sabinal Acquisition which will be accounted for as an asset acquisition.

The Company made the following adjustments and assumptions in preparation of the pro forma statements of operations:

a)	Adjustment reflects elimination of the amortization as a result of removing the gas off-take liability noted in footnote (d) on the pro forma balance sheet.

b)	Adjustments reflect changes to depreciation, depletion and amortization expense that would have been incurred as a result of the preliminary fair value of acquired oil and natural gas properties under the full cost method of accounting.

c)	Adjustments reflect changes to depreciation and amortization of other assets that would have been incurred based on the preliminary fair value of acquired other property and equipment.

d)	Adjustments reflect the elimination of interest expense for the IKAV Companies and Sabinal and the additional interest expense related to the Company’s amended credit facility. The increase to the Company’s credit facility is made up of a $450.0 million term loan bearing interest at 8.2% and a $106.3 million increase to its revolver bearing interest at 7.9%. The impact on interest expense of a 1% (or 100 basis points) increase or decrease in the assumed weighted average interest rate on our increase in variable interest debt would be approximately $5.6 million per year.

e)	Adjustments reflect the common units issued as consideration transferred for the Transactions on a pro forma basis assuming the common units issued on September 16, 2025 were outstanding from January 1, 2024.

f)	Adjustments reflect the pro forma impact of the Transactions, including the issuance of additional common units of the Company, on the calculation of net income per common unit.

g)	Adjustment reflects the expense for transaction costs associated with the IKAV acquisition as noted above in footnote (g) on the pro forma balance sheet.

Note 4 – Historical Financial Statements of the IKAV Companies

The following tables presents pro forma adjustments to the historical financial statements of the IKAV Companies. Certain reclassification adjustments were made to the financial statement presentation of the IKAV Companies in order to conform with the Company’s financial statement presentation.

The historical balance sheets for the IKAV Companies as of June 30, 2025 and related adjustments are presented below (in thousands):

	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Reclassification Adjustments	IKAV Companies As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$24,950	$34,333	$—	$59,283
Accounts receivable	52,332	3,032	(55,364)	—
Accounts receivable – related party	230	—	(230)	—
Accounts receivable – joint interest and other, net	—	—	15,092	15,092
Accounts receivable – oil, gas, and NGL sales	—	—	40,502	40,502
Short-term derivative assets	—	1,067	—	1,067
Prepaids and other current assets	14,016	2,744	(16,760)	—
Inventories	24,171	—	—	24,171
Other current assets	—	—	16,760	16,760
Total current assets	115,699	41,176	—	156,875
Property, Plant and Equipment:
Oil and natural gas properties, successful efforts method	813,123	103,697	(916,820)	—
Other property and equipment	14,367	—	(14,367)	—
Total property, plant and equipment	827,490	103,697	(931,187)	—
Less: accumulated depreciation	(324,379)	(34,509)	358,888	—
Property, plant and equipment, net	503,111	69,188	(572,299)	—
Oil and natural gas properties, using the full cost method:
Proved oil and natural gas properties	—	—	916,820	916,820
Less: accumulated depreciation, depletion and amortization	—	—	(354,499)	(354,499)
Oil and natural gas properties, net	—	—	562,321	562,321
Other property, plant and equipment	—	—	14,367	14,367
Less: accumulated depreciation	—	—	(4,389)	(4,389)
Other property, plant and equipment, net	—	—	9,978	9,978
Intangible assets, net	7,949	—	—	7,949
Other assets	4,297	252	(2,172)	2,377
Operating lease assets	—	—	2,172	2,172
Total assets	$631,056	$110,616	$—	$741,672
LIABILITIES AND MEMBERS’ CAPITAL
Current liabilities:
Accounts payable and accrued liabilities	$51,265	$14,872	$(66,137)	$—
Accounts payable	—	—	33,312	33,312
Accrued liabilities – related party	23,550	976	(24,526)	—
Accrued liabilities	—	—	39,972	39,972
Revenue payable	—	—	17,379	17,379
Short-term derivative liabilities	526	2,185	—	2,711
Current portion of long-term debt	38,273	11,000	—	49,273
Other current liabilities	2,134	—	(319)	1,815
Current portion of operating lease liabilities	—	—	319	319
Total current liabilities	115,748	29,033	—	144,781
Long-term debt	123,819	45,315	—	169,134
Asset retirement obligations	100,937	180	—	101,117
Long-term derivative liabilities	2,109	7,260	—	9,369
Gas off-take liability	88,385	—	—	88,385
Long-term portion of operating leases	—	—	1,881	1,881
Other long-term liabilities	12,048	6,254	(1,881)	16,421
Total long-term liabilities	327,298	59,009	—	386,307
Members’ capital:
Members’ capital	188,231	22,574	—	210,805
Other comprehensive income	(221)	—	—	(221)
Total members’ capital	188,010	22,574	—	210,584
Total liabilities and members’ capital	$631,056	$110,616	$—	$741,672

The historical statements of operations for the IKAV Companies for the six months ended June 30, 2025 and related adjustments are presented below (in thousands):

	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Reclassification Adjustments	IKAV Companies As Adjusted
Revenue
Oil, gas and plant products	$120,219	$—	$(120,219)	$—
Natural gas	—	16,287	(16,287)	—
Oil, natural gas, and NGL sales	—	—	136,506	136,506
Gain on oil and natural gas derivatives	—	—	(6,865)	(6,865)
Midstream revenue	6,976	—	220	7,196
Gas off-take agreement amortization	10,466	—	—	10,466
Saltwater disposal revenues	220	—	(220)	—
Rental revenue	87	—	—	87
Other revenues	202	—	—	202
Total revenues	138,170	16,287	(6,865)	147,592

Operating expenses
Gathering and processing	21,394	4,489	—	25,883
Workover	6,647	158	(6,805)	—
Lease operating expense	42,482	2,202	6,805	51,489
Production taxes	10,100	1,663	—	11,763
Midstream operating expense	—	—	—	—
Accretion expense	2,674	9	(2,683)	—
Depreciation, depletion and amortization	37,715	7,119	(44,834)	—
Depreciation, depletion, amortization and accretion – oil and natural gas	—	—	45,805	45,805
Depreciation and amortization – other	—	—	1,712	1,712
General and administrative	2,097	448	12,822	15,367
General and administrative – related party	10,362	2,460	(12,822)	—
Total operating expenses	133,471	18,548	—	152,019
Income (loss) from operations	4,699	(2,261)	(6,865)	(4,427)

Other (expense) income
Interest expense	(5,688)	(2,838)	—	(8,526)
Foreign currency gain	27	—	(27)	—
(Loss) gain on derivatives, net	(494)	(6,371)	6,865	—
Other income (expense), net	—	—	27	27
Total other expense	(6,155)	(9,209)	6,865	(8,499)
Net loss	$(1,456)	$(11,470)	$—	$(12,926)

The historical statements of operations for the IKAV Companies for the year ended December 31, 2024 and related adjustments are presented below (in thousands):

	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Reclassification Adjustments	IKAV Companies As Adjusted
Revenue
Oil, gas and plant products	$233,905	$—	$(233,905)	$—
Natural gas	—	37,237	(37,237)	—
Oil, natural gas, and NGL sales	—	—	271,142	271,142
Gain on oil and natural gas derivatives	—	—	3,427	3,427
Midstream revenue	16,901	—	386	17,287
Gas off-take agreement amortization	23,265	—	—	23,265
Saltwater disposal revenues	386	—	(386)	—
Other revenues	2,805	—	—	2,805
Total revenues	277,262	37,237	3,427	317,926

Operating expenses
Gathering and processing	53,236	12,535	—	65,771
Workover	10,471	86	(10,557)	—
Lease operating expense	84,327	6,870	10,557	101,754
Production taxes	22,482	2,977	—	25,459
Midstream operating expense	—	—	—	—
Accretion expense	5,688	13	(5,701)	—
Depreciation, depletion and amortization	79,323	21,077	(100,400)	—
Depreciation, depletion, amortization and accretion – oil and natural gas	—	—	102,274	102,274
Depreciation and amortization – other	—	—	3,827	3,827
(Gain) loss on sale/transfer of assets	(36)	—	36	—
General and administrative	6,588	787	19,338	26,713
General and administrative – related party	13,609	5,729	(19,338)	—
Total operating expenses	275,688	50,074	36	325,798
Income (loss) from operations	1,574	(12,837)	3,391	(7,872)

Other (expense) income
Interest expense	(12,287)	(5,460)	—	(17,747)
Foreign currency gain	17	—	(17)	—
(Loss) gain on derivatives, net	(4,536)	7,963	(3,427)	—
Other income (expense), net	—	—	53	53
Total other expense	(16,806)	2,503	(3,391)	(17,694)
Net loss	$(15,232)	$(10,334)	$—	$(25,566)

Note 5 – Historical Financial Statements of Sabinal

The following tables presents pro forma adjustments to the historical financial statements of Sabinal. In addition to carve-out adjustments for certain oil and natural gas properties and activities that were not acquired from Sabinal as part of the Sabinal Acquisition, certain reclassification adjustments were made to the financial statement presentation of Sabinal in order to conform with the Company’s financial statement presentation, including the reclassification of $35.9 million of unproved properties to proved oil and natural gas properties.

The Company made adjustments to Sabinal’s historical balance sheet as of June 30, 2025 and historical statements of operations for the six months ended June 30, 2025 and for the year ended December 31, 2024 as shown below in (a) to reflect the elimination of assets not acquired and liabilities not assumed as part of the Sabinal Acquisition. The historical balance sheet for Sabinal as of June 30, 2025 and related adjustments are presented below (in thousands):

	Sabinal Energy Operating, LLC (Historical)	Sabinal Assets Carve-out Adjustments (a)	Reclassification Adjustments	Sabinal Assets As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$3,616	$(3,616)	$—	$—
Accounts receivable	34,416	(34,416)	—	—
Short-term derivative assets	11,949	(11,949)	—	—
Prepaids and other current assets	6,486	(897)	(5,589)	—
Inventories	—	—	5,589	5,589
Total current assets	56,467	(50,878)	—	5,589
Oil and gas properties, successful efforts:
Proved properties	1,006,804	—	(1,006,804)	—
Unproved properties	35,880	—	(35,880)	—
Total oil and natural gas properties	1,042,684	—	(1,042,684)	—
Less: accumulated depreciation, depletion and amortization	(353,853)	—	353,853	—
Total oil and natural gas properties, net	688,831	—	(688,831)	—
Oil and natural gas properties, using the full cost method:
Proved oil and natural gas properties	—	—	1,042,684	1,042,684
Less: accumulated depreciation, depletion and amortization	—	—	(353,853)	(353,853)
Oil and natural gas properties, net	—	—	688,831	688,831
Other property, plant and equipment, net	2,225	(2,225)	—	—
Long-term derivative assets	10,017	(10,017)	—	—
Deferred financing costs, net	3,034	(3,034)	—	—
Operating lease assets	1,996	(1,996)	—	—
Total assets	$762,570	$(68,150)	$—	$694,420
LIABILITIES AND MEMBERS’ CAPITAL
Current liabilities:
Accounts payable	$5,025	$(5,025)	$—	$—
Accrued liabilities	23,114	(20,238)	—	2,876
Revenue payable	10,714	(9,378)	—	1,336
Lease liability, current	865	(865)	—	—
Short-term derivative liabilities	1,378	(1,378)	—	—
Asset retirement obligations, current	3,004	(3,004)	—	—
Total current liabilities	44,100	(39,888)	—	4,212
Long-term debt	155,000	(155,000)	—	—
Asset retirement obligations	95,988	(95,988)	—	—
Long-term derivative liabilities	1,370	(1,370)	—	—
Long-term portion of operating leases	1,474	(1,474)	—	—
Total long-term liabilities	253,832	(253,832)	—	—
Members’ capital:
Members’ capital	464,638	225,570	—	690,208
Total members’ capital	464,638	225,570	—	690,208
Total liabilities and members’ capital	$762,570	$(68,150)	$—	$694,420

The Company made adjustments to Sabinal’s historical statements of operations for the six months ended June 30, 2025 as shown below in (a) to reflect the carve-out of revenues and operating expenses for certain oil and natural gas properties that were not acquired from Sabinal as part of the Sabinal Acquisition. The historical statement of operations for Sabinal for the six months ended June 30, 2025 and related adjustments are presented below (in thousands):

	Sabinal Energy Operating, LLC (Historical)	Sabinal Assets Carve-out Adjustments (a)	Reclassification Adjustments	Sabinal Assets As Adjusted
Revenue
Oil sales	$132,463	$(11,258)	$(121,205)	$—
Natural gas sales	493	(218)	(275)	—
Natural gas liquids sales	2,038	(245)	(1,793)	—
Oil, natural gas, and NGL sales	—	—	123,273	123,273
Total revenues	134,994	(11,721)	—	123,273

Operating expenses
Workover expenses	10,761	(156)	(10,605)	—
Lease operating expense	33,898	(935)	10,605	43,568
Production taxes	12,050	(823)	—	11,227
Accretion expense	2,706	(2,706)	—	—
Depreciation, depletion and amortization	26,516	(26,516)	—	—
Exploration and abandonment expense	437	(437)	—	—
General and administrative	7,461	(7,461)	—	—
Total operating expenses	93,829	(39,034)	—	54,795
Income from operations	41,165	27,313	—	68,478

Other (expense) income
Interest expense	(8,374)	8,374	—	—
Gain on derivatives, net	17,851	(17,851)	—	—
Other income (expense), net	3,374	(3,374)	—	—
Total other expense	12,851	(12,851)	—	—
Income before taxes	54,016	14,462	—	68,478

Tax expense	400	(400)	—	—
Net income	$53,616	$14,862	$—	$68,478

The Company made adjustments to Sabinal’s historical statements of operations for the year ended December 31, 2024 as shown below in (a) to reflect the carve-out of revenues and operating expenses for certain oil and natural gas properties that were not acquired from Sabinal as part of the Sabinal Acquisition. The historical statement of operations for Sabinal for the year ended December 31, 2024 and related adjustments are presented below (in thousands):

	Sabinal Energy Operating, LLC (Historical)	Sabinal Assets Carve-out Adjustments (a)	Reclassification Adjustments	Sabinal Assets As Adjusted
Revenue
Oil sales	$303,124	$(10,287)	$(292,837)	$—
Natural gas sales	368	(195)	(173)	—
Natural gas liquids sales	3,077	(90)	(2,987)	—
Oil, natural gas, and NGL sales	—	—	295,997	295,997
Total revenues	306,569	(10,572)	—	295,997

Operating expenses
Workover expenses	32,516	(150)	(32,366)	—
Lease operating expense	69,718	(1,466)	32,366	100,618
Production taxes	24,143	(1,138)	—	23,005
Accretion expense	5,315	(5,315)	—	—
Depreciation, depletion and amortization	51,955	(51,955)	—	—
Exploration and abandonment expense	1,141	(1,141)	—	—
General and administrative	16,116	(16,116)	—	—
Total operating expenses	200,904	(77,281)	—	123,623
Income from operations	105,665	66,709	—	172,374

Other (expense) income
Interest expense	(19,851)	19,851	—	—
(Loss) on derivatives, net	(7,018)	7,018	—	—
Other income (expense), net	911	(911)	—	—
Total other expense	(25,958)	25,958	—	—
Income before taxes	79,707	92,667	—	172,374

Tax expense	385	(385)	—	—
Net income	$79,322	$93,052	$—	$172,374

Note 6 – Supplementary Disclosure for Oil and Natural Gas Producing Activities

Oil and natural gas reserves

The following tables present the estimated pro forma combined net proved developed and undeveloped oil, natural gas and NGLs reserves information as of December 31, 2024 for the Company’s proved reserves. The Sabinal Acquisition transaction adjustments represent adjustments to remove the effects of properties retained by Sabinal Energy Operating, LLC, which were not included in the Sabinal Acquisition, from the Sabinal historical amounts. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. The estimates below are in certain instances presented on a “barrels of oil equivalent” or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.

The pro forma oil and natural gas reserves information is not necessarily indicative of the results that might have occurred had the Transactions been completed on January 1, 2024 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 pursuant to Rule 424(b)(4).

	Oil and Condensate (MBbls)
	Mach Natural Resources LP (Historical)	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Sabinal Energy Operating, LLC (Historical)	Sabinal Acquisition Transaction Adjustments (Pro Forma)	Mach Natural Resources LP Combined (Pro Forma)
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	75,573	990	—	56,363	(1,271)	131,655
Revisions of previous estimates	(5,762)	(308)	—	3,140	—	(2,930)
Purchases in place	5,015	—	—	—	—	5,015
Extensions, discoveries and other additions	—	—	—	—	—	—
Sales in place	(9)	—	—	—	—	(9)
Production	(7,382)	(64)	—	(4,069)	—	(11,515)
December 31, 2024	67,435	618	—	55,434	(1,271)	122,216

Proved Developed Reserves as of:
December 31, 2023	49,629	990	—	49,778	—	100,397
December 31, 2024	46,056	618	—	47,339	—	94,013

Proved Undeveloped Reserves as of:
December 31, 2023	25,944	—	—	6,585	(1,271)	31,258
December 31, 2024	21,379	—	—	8,095	(1,271)	28,203

	Natural Gas (MMcf)
	Mach Natural Resources LP (Historical)	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Sabinal Energy Operating, LLC (Historical)	Sabinal Acquisition Transaction Adjustments (Pro Forma)	Mach Natural Resources LP Combined (Pro Forma)
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	1,106,474	1,449,418	94,618	11,304	(2,375)	2,659,439
Revisions of previous estimates	39,892	(582,610)	(22,936)	(2,426)	—	(568,080)
Purchases in place	26,783	—	—	—	—	26,783
Extensions, discoveries and other additions	—	—	—	—	—	—
Sales in place	—	—	—	—	—	—
Production	(101,147)	(109,777)	(19,134)	(806)	—	(230,864)
December 31, 2024	1,072,002	757,031	52,548	8,072	(2,375)	1,887,278

Proved Developed Reserves as of:
December 31, 2023	909,372	1,449,418	94,618	8,312	—	2,461,720
December 31, 2024	808,820	757,031	52,548	6,293	—	1,624,692

Proved Undeveloped Reserves as of:
December 31, 2023	197,102	—	—	2,992	(2,375)	197,719
December 31, 2024	263,182	—	—	1,779	(2,375)	262,586

	NGLs (MBbls)
	Mach Natural Resources LP (Historical)	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Sabinal Energy Operating, LLC (Historical)	Sabinal Acquisition Transaction Adjustments (Pro Forma)	Mach Natural Resources LP Combined (Pro Forma)
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	85,665	20,430	—	2,833	(456)	108,472
Revisions of previous estimates	8,518	(6,502)	—	(230)	—	1,786
Purchases in place	4,456	—	—	—	—	4,456
Extensions, discoveries and other additions	—	—	—	—	—	—
Sales in place	—	—	—	—	—	—
Production	(7,489)	(1,538)	—	(154)	—	(9,181)
December 31, 2024	91,150	12,390	—	2,449	(456)	105,533

Proved Developed Reserves as of:
December 31, 2023	69,193	20,430	—	2,020	—	91,643
December 31, 2024	66,772	12,390	—	1,887	—	81,049

Proved Undeveloped Reserves as of:
December 31, 2023	16,472	—	—	813	(456)	16,829
December 31, 2024	24,378	—	—	562	(456)	24,484

	Total (MBoe)
	Mach Natural Resources LP (Historical)	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Sabinal Energy Operating, LLC (Historical)	Sabinal Acquisition Transaction Adjustments (Pro Forma)	Mach Natural Resources LP Combined (Pro Forma)
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	345,650	262,990	15,770	61,080	(2,123)	683,366
Revisions of previous estimates	9,404	(103,912)	(3,823)	2,506	—	(95,825)
Purchases in place	13,934	—	—	—	—	13,934
Extensions, discoveries and other additions	—	—	—	—	—	—
Sales in place	(9)	—	—	—	—	(9)
Production	(31,729)	(19,898)	(3,189)	(4,357)	—	(59,173)
December 31, 2024	337,250	139,180	8,758	59,229	(2,123)	542,293

Proved Developed Reserves as of:
December 31, 2023	270,384	262,990	15,770	53,183	—	602,326
December 31, 2024	247,630	139,180	8,758	50,275	—	445,843

Proved Undeveloped Reserves as of:
December 31, 2023	75,266	—	—	7,897	(2,123)	81,040
December 31, 2024	89,620	—	—	8,954	(2,123)	96,450

Standardized measure of discounted future net cash flows

The following tables present the pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) applicable to the Company’s proved reserves as of December 31, 2024. The future cash flows are discounted at 10% per year and assume continuation of existing economic conditions.

The standardized measure of discounted future net cash flows, in management’s opinion, should be examined with caution. The basis for this table is the reserve studies prepared by independent petroleum engineering consultants, which contain imprecise estimates of quantities and rates of production of reserves. Revisions of previous year estimates can have a significant impact on these results. Also, exploration costs in one year may lead to significant discoveries in later years and may significantly change previous estimates of proved reserves and their valuation. Therefore, the standardized measure of discounted future net cash flow is not necessarily indicative of the fair value of the Company’s proved oil and natural gas properties.

The data presented should not be viewed as representing the expected cash flow from, or current value of, existing proved reserves since the computations are based on a large number of estimates and assumptions. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. Actual future prices and costs are likely to be substantially different from the prices and costs utilized in the computation of reported amounts.

The pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Transactions been completed on January 1, 2024 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 pursuant to Rule 424(b)(4).

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2024 is as follows:

	(in thousands)
	Mach Natural Resources LP (Historical)	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Sabinal Energy Operating, LLC (Historical)	Sabinal Acquisition Transaction Adjustments (Pro Forma)	Mach Natural Resources LP Combined (Pro Forma)
Future cash inflows	$8,120,568	$1,280,146	$83,499	$4,181,606	$(99,256)	$13,566,563
Future costs:
Production costs[1]	(3,489,856)	(794,919)	(67,828)	(1,843,048)	34,607	(6,161,044)
Development costs[2]	(1,150,411)	(245,688)	(1,039)	(385,673)	2,721	(1,780,090)
Income taxes[3]	(1,099)	—	—	(21,285)	—	(22,384)
Future net cash flows	3,479,202	239,539	14,632	1,931,600	(61,928)	5,603,045
10% annual discount	(1,589,447)	(64,324)	(2,719)	(958,286)	21,384	(2,593,392)
Standardized measure	$1,889,755	$175,215	$11,913	$973,314	$(40,544)	$3,009,653

[1]	Production costs include production severance taxes, ad valorem taxes and operating expenses.
[2]	Development costs include plugging expenses, net of salvage and net capital investment.
[3]	Represents Texas franchise tax.

Changes in standardized measure

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2024 are as follows:

	(in thousands)
	Mach Natural Resources LP (Historical)	SIMCOE LLC (Historical)	SJ INVESTMENT OPPS LLC (Historical)	Sabinal Energy Operating, LLC (Historical)	Sabinal Acquisition Transaction Adjustments (Pro Forma)	Mach Natural Resources LP Combined (Pro Forma)
Standardized measure, beginning of period	$2,575,808	$935,169	$136,351	$1,064,515	$(36,858)	$4,674,985
Revisions of previous quantity estimates	72,769	(686,312)	(33,095)	49,015	—	(597,623)
Changes in estimated future development costs	(91,198)	(15,042)	—	(506)	—	(106,746)
Purchases of minerals in place	111,481	—	—	—	—	111,481
Net changes in prices and production costs	(536,970)	(127,104)	(93,812)	(8,844)	—	(766,730)
Divestiture of reserves	(295)	—	—	—	—	(295)
Accretion of discount	257,686	93,517	13,635	107,622	(3,686)	468,774
Net change in taxes	443	—	—	1,109	—	1,552
Sales of oil and gas produced, net of production costs	(604,446)	(63,389)	(14,769)	(180,312)	—	(862,916)
Development costs incurred during the period	168,617	—	—	23,213	—	191,830
Change in timing of estimated future production and other	(64,140)	38,376	3,603	(82,498)	—	(104,659)
Standardized measure, end of period	$1,889,755	$175,215	$11,913	$973,314	$(40,544)	$3,009,653